UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 15, 2002

                                TRSG Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


          74315V 10 6                                     87-045382
          -----------                                     ---------
         (CUSIP Number)                     (IRS Employer Identification Number)

                          c/o Richard Bailey, President
            3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [ X]     Preliminary Information Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [  ]     Definitive Information Statement














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                               -------------------
                                TRSG Corporation
                (Name of Registrant as Specified in its Charter)
                              --------------------

-------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required.
         [  ]     Fee computed on table below per Exchange Act Rules 14(c)-5(g)
                  and 0-11.
                  1) Title of each class of securities to which transaction
                     applies:
                  2) Aggregate number of securities to which transaction
                     applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

         [  ]     Fee paid previously with preliminary materials.
         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

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                                TRSG CORPORATION
                         3095 East Patrick Lane, Suite 1
                             Las Vegas, Nevada 89120

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          to be taken on June 21, 2002

To the Stockholders of TRSG Corporation.:

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of TRSG Corporation (the "Company"), the number of authorized $0.001 par value shares of the Common Stock of the Company will be increased from 200,000,000 to 2,000,000,000. The number of preferred shares authorized remains at 5,000,000. The change will be effective on June 17, 2002

Only stockholders of record at the close of business on May 15, 2002 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                             By Order of the Board of Directors

                                                /s/ Richard Bailey
                                             -------------------------
                                             Richard Bailey, President
















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This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of TRSG Corporation, a Delaware Corporation ("TRSG "), in connection with resolutions of the Board of Directors and the written consent of holders of in excess of 50% of the common stock of TRSG providing for an amendment to TRSG 's Articles of Incorporation increasing TRSG's authorized common shares from 200,000,000 shares of $0.001 par value common stock to 2,000,000,000 shares of $0.001 par value common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of TRSG have unanimously adopted, ratified and approved resolutions to effect the recapitalization. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and became effective on June 21, 2002.

The Form 10-QSB filed by TRSG with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. TRSG is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware ("the Delaware Law") does not provide for dissenter's rights of appraisal in connection with the Recapitalization.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 46,693,731 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 24,448,660 (52.37%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, Richard Bailey has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.



SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of May 15, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:






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


   Title of Class     Name and Address of Beneficial        Amount and nature of     Percent of Class
                                Ownership                   Beneficial Ownership
       Common                Richard Bailey1                     24,448,660               52.37%
       Stock         3095 East Patrick Lane, Suite 1
                         Las Vegas, Nevada 89120
       Common               Florian R. Ternes
       Stock         3095 East Patrick Lane, Suite 1              2,000,000               4.28%
                         Las Vegas, Nevada 89120
       Common               Richard D. Surber2                    3,078,202               6.59%
       Stock          268 West 400 South, Suite 300
                        Salt Lake City, Utah 84101
       Common         Hudson Consulting Group, Inc.               3,024,202               6.48%
       Stock          268 West 400 South, Suite 300
                        Salt Lake City, Utah 84101
       Common           Gateway Distributors, Ltd.               21,448,660               45.93%
       Stock         3095 East Patrick Lane, Suite 1
                         Las Vegas, Nevada 89120
       Common           Feng Shui Consulting, Inc.                2,500,000               5.35%
       Stock           3809 South West Temple # 1D
                        Salt Lake City, Utah 84115
       Common           All Executive Officers and               26,448,660               56.64%
       Stock               Directors as a Group

As of May 15, 2002, the Company had 46,693,731 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of TRSG owning a majority in excess of 50% of TRSG's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the replacement of TRSG's current Board of Directors and executive officers (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on May 15, 2002 the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to TRSG's Articles of Incorporation.




--------
     1 Shares are attributed to Mr. Bailey as president of Gateway Distributors, Ltd., which corporation is the owner of 21,448,660 shares.

     2 Mr. Surber owns no shares. 3,078,202 shares are beneficially attributed to Mr. Surber from shares owned by Oasis International Hotel & Casino, Inc. (54,000) shares and Hudson Consulting Group, Inc. (3,024,202).

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                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to TRSG 's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning TRSG , including its Form 10-SB initial registration statement and quarterly reports on Form 10-QSB for the past two quarters, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: May 15, 2002

                                            By Order of the Board of Directors

                                               /s/ Richard Bailey
                                            -------------------------
                                            Richard Bailey, President













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


                                   Exhibit "A"

                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION


First: That at a meeting of the Board of Directors of TRSG Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and resulting in the entry of Shareholder Consent to Action without a Meeting by the fifty two percent shareholder of said corporation approving the proposed action. The resolution setting forth the proposed amendment is as follows:

Resolved, That the following amendment increasing the authorized common stock from 200,000,000 to 2,000,000,000 shares was adopted

Second: The necessary number of shares as required by statute were voted in favor of the amendment.

Third: That the said amendment was duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

                                                 BY: /s/ Rick Bailey
                                                 -------------------
                                                 Rick Bailey
                                                 President

State of Nevada      )
                     )ss.
County of Clark      )

On the 21st day of June, 2002, personally appeared before me Rick Bailey who, being duly sworn, deposed and stated that he is the President of TRSG
Corporation and that he executed the above Certificate of Amendment of Certificated of Incorporation as President of the said corporation pursuant to a duly adopted resolution of the Board of Directors of the said corporation and a duly adopted consent of the majority shareholder of the corporation

Dated this 21st day of June, 2002
                                             ----------------------------------
                                             Notary Public


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